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                                                                  EXHIBIT 10.30

NEXTLINK
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SERVICE ORDER AND AGREEMENT
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Salesperson:            Mike Margle         CC Representative:                                   Date:      10/19/99
                  --------------------------                   --------------------------              -------------
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Type of Service
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Local:       Long Distance:               Calling Card        Other:   X    Promo:         Centrex          (see attached)
       ------               ------------               ------        -----         ------          --------
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Address Information
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Customer Name:       Fastnet                                    Physical Address:              Same as billing
              ----------------------------------------------                     ---------------------------------------------------
Billing Address:     Two Courtney Place
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                     Suite 130
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                     3864 Courtney Street                          City:                                 ST:        Zip:
              ----------------------------------------------            --------------------------------     ------     ------------
City:         Bethlehem      ST:    PA       Zip:   18017          Install Contact:          Phil Weller
     -----------------------    ------------     -----------                       -------------------------------------------------
Customer Contact:          Phil Weller                             Date to be Contacted:      M-F   8-5
                 -------------------------------------------                            --------------------------------------------
Title:   V.P.-Engineering             Phone:   610-266-6700        Title:   V.P. Engineering            Phone:     610-266-6700
      -------------------------------       ----------------             ------------------------------       ----------------------
Fax:     610-231-9525                 E-Mail:                      Fax:    610-231-9525                 E-Mail:
    ---------------------------------        ---------------           -------------------------------- ----------------------------
Web site address:                                                  ISP:
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AGREEMENT INFORMATION
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No. of Lines        Contract Type:  (Monthly):       Term (Specify):  3 yrs       Promo/Special Event:             Tax Payer ID:
             ------                            -----                -------------                     ------------              ----
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MONTHLY CHARGES
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                                    Amount    Qty  Total                                        Amount      Qty  Total
                                   --------   ---  -----                                       --------     ---  -----
                                                         Local Line/DID Trunk Connection         $65.00     x
Basic Access Package                $15.95     x         DID Number Charge (first 20)            $10.00     x
Basic Access No Toll/LD             $25.00     x         DID Number Charge (each add'l. 20)      $13.50     x
Basic Access Package (Phila.)       $11.50     x         Local T-1 Charge                       $590.00     x
Hunting                                 NC     x         Local T-1, per Activated Channel        $65.00     x
DID Trunk                           $39.00     x         Presubscription Change                   $5.00     x
DID Numbers (block of 20)            $5.95     x         Remote Call Forwarding , Per Palh       $65.00     x
Local T-1 (span)                   $390.00     x         Voice Mail Installation                 $13.50     x
Local T-1 (Per activated channel)   $10.00     x         Other Tariffed NRC                     $           x
Call Forward Busy                    $1.00     x                            ------               ------
Call Forward No Answer               $1.00     x                                                 Metro Intralata Long Distance
Call Forward Variable                $1.00     x         NEXTLINK Services (Check all that apply)
Call Forward, Remote Access          $6.00     x            Calling Cards:    Number of Cards    (Attach Calling Card Form)
Calling Number Delivery              $8.50     x         ---                                 ---
Calling Number Deliver w/Name        $9.00     x            800/8XX Service (Attach Resp. Org. form)
Calling Number Delivery Blocking     $  NC     x         ---
Additional Directory Listing         $2.05     x         Other Carrier:                          Metro Intralata Long Distance
Speed Dial - 8 Numbers               $1.00     x
Speed Dial - 30 Numbers              $2.00     x
Call Pick-Up                         $1.00     x         Carrier Name
Call Transfer                        $1.00     x                     ---------------
Call Waiting                         $1.00     x         Carrier PIC Code
Conference, Three Way                $1.00     x                         -----------
Remote Call Forward                 $12.00     x
                                                         Basic Single Voice Mailbox               $5.00     x
     Point to Point          $[*] x [*] $8296.82         Basic Single Voice Mailbox + Paging     $65.00     x
----------------------------                             Basic Single Voice Mailbox + Transfer   $13.50     x
DS-3 Bethlehem to                                          to Attendant
----------------------------                             Basic Single Voice Mailbox +Paging
Mechanicsburg                                              +Transfer to Attendant                $12.50     x
----------------------------                             Enhanced Single Voice Mailbox           $15.50     x
Requested Due Date:  11/15/99                            Extension Voice Mailbox System*
                                                           (Extensions add'l. charge)             $7.50     x
                                                         Extension Boxes (Each)                   $2.50     x
                                                         9 or more mailboxes (Each)               $         x
                                                                                                   ----
                                                         ALL VOICE MAIL ORDERS REQUIRE SEPARATE FORM
                                                            Multilocation: List Main Billing Number Here       (attach form)
                                                         ---                                            -------
                                                            Tax Exempt (Attach Federal, State and/or Local Certificates)
                                                         ---
                                                            Account Codes - Outbound ONLY (Attach Detail Sheet)
                                                         ---
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[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the
Securities and Exchange Commission.

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CUSTOMER SIGNED AND APPROVED
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By signing this order form, I authorize NEXTLINK Pennsylvania, (herein referred to as NEXTLINK) to make whatever inquiries are necessary, including checking my credit history, to verify any statements made on this application and to determine my eligibility for local and/or long distance service whenever NEXTLINK deems it necessary. I authorize any person or corporation to compile and furnish NEXTLINK such information as is necessary to allow NEXTLINK to process this application. I agree to pay all charges incurred on my NEXTLINK account, including any applicable state, federal or local use, excise, sales privilege taxes, duties or similar liabilities by the stated due date and to adhere to all of the terms and conditions stated in NEXTLINK's tariffs and the Terms and Conditions on the back of this Service Order and Agreement. Further, I represent that I am authorized to approve and accept the responsibility of the terms and conditions herein.
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Authorized
Signature: /s/ Phillip L. Weller       Authorized Signature:
          ----------------------                            --------------------
Company Name: FASTNET                  Company Name: NEXTLINK Pennsylvania, Inc.
             -------------------                    ----------------------------
Title/Date: VP Engineering             Title/Date: Sales Mgr 10/19/99
           ---------------------                  ------------------------------
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                              TERMS AND CONDITIONS

1. SERVICE: During the term hereof, NEXTLINK Pennsylvania ("NEXTLINK") shall provide Customer with the telecommunications services designated on this Service Order and Agreement ("Agreement"). The services offered by NEXTLINK under this Agreement are offered pursuant to applicable tariffs, which are filed with applicable federal and state regulatory agencies, and these terms and conditions. In the event of a conflict between this Agreement and such tariffs, the tariffs shall control. Tariffs are available for review at NEXTLINK's offices. This Agreement and any attachments, together with the applicable tariffs constitute the entire agreement of the parties and supercedes all prior discussions or agreements, whether written or oral, including but not limited to any advertising, brochures, or solicitations. Should Customer request additional service(s) subsequent to execution of this Agreement, Customer and NEXTLINK agree to execute an additional agreement for such service(s). Customer agrees to cooperate with NEXTLINK to accomplish service activation by providing NEXTLINK access to Customer's premises and facilitating testing and any other service delivery requirements. Service activation shall commence when NEXTLINK equipment has been installed and telephone service is made available to Customer.

2. PAYMENT OBLIGATION: Customer shall pay NEXTLINK for service pursuant to the terms and conditions of the applicable tariff(s) and this Agreement. Prices for service are exclusive of applicable taxes. No later than thirty (30) calendar days after service activation, NEXTLINK will bill Customer monthly for service provided hereunder and usage itemization shall accompany each invoice. Invoices shall be due and payable upon receipt. Undisputed charges for service that are not paid within thirty (30) days after the invoice date shall be past due. The lower of interest of 1.5% per month, or the maximum amount permitted by law, will be charged on past due amounts beginning the 31st day following the invoice date. If charges are not paid within ninety (90) days of the due date, and NEXTLINK submits the account for collections, Customer shall pay all collection costs including, but not limited to, reasonable Attorney's fees. Failure to pay said bill within ninety (90) days may result in discontinuance of service.

3. TERM & RENEWAL: This Agreement shall be effective upon complete execution by the parties. The term is set forth on the Service Order and shall commence on the service activation date. If no term is specified or following the expiration of the term, this Agreement shall continue on a month-to-month basis, upon the terms and conditions in the applicable tariff(s) and specified herein. In the event of early termination of this Agreement by Customer, or termination by NEXTLINK for material breach, Customer shall pay NEXTLINK all non-recurring charges reasonably expended to establish service to the Customer; any disconnect, early cancellation, or termination charges incurred and paid to third parties on behalf of customer; plus all recurring charges for the balance of the then current term.

4. LIABILITY/INDEMNIFICATION/WARRANTY: NEXTLINK agrees to respond to emergency interruptions of service in a timely manner. NEXTLINK agrees to maintain and service all NEXTLINK equipment necessary to fulfill the terms of this Agreement at no expense to the Customer.

With respect to claims or suits by Customer, its customers, or any others for damages relating to or arising out of acts or omissions involving initiation, installation, provisioning or restoration of any services or facilities offered under this Agreement, NEXTLINK's liability, if any, shall be limited to the lesser of $500 or, in the event of any failure of service, an amount equal to no more than the proportionate charge (based on the rates then in effect) for the service for the period of time during which the service was affected. NEXTLINK shall in no event be liable for loss of profits, or incidental, indirect, exemplary, punitive, special or consequential damages suffered by Customer, Customer's customers, or any other persons or entities and relating to or arising out of the services, the system equipment, or any other obligation of NEXTLINK under this Agreement or otherwise, including but not limited to, temporary service interruptions or the failure by NEXTLINK or any third party to repair the system equipment or services, or for any act or omission of any other entity, company or companies furnishing a portion of the service.

IN ACCORDANCE WITH THE REQUIREMENTS OF UNIFORM COMMERCIAL CODE, NEXTLINK MAKES NO REPRESENTATION OR WARRANTY EITHER EXPRESS OR IMPLIED REGARDING THE SERVICES OR SYSTEM EQUIPMENT, AND SPECIFICALLY DISCLAIMS ANY WARRANTY, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE, AND ASSUMES NO OBLIGATION WITH RESPECT TO THE ENFORCEMENT OF ANY MANUFACTURER'S WARRANTIES AND GUARANTEES. NO DEFECT, UNFITNESS, OR OTHER CONDITION OF SYSTEM EQUIPMENT OR SERVICES SHALL RELIEVE CUSTOMER OF THE OBLIGATION TO PAY ANY CHARGES HEREUNDER OR PERFORM ANY OTHER OBLIGATIONS UNDER THIS AGREEMENT.